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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------
                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                               September 12, 2001
                            -------------------------
                                (Date of Report)

                           FISHER COMMUNICATIONS, INC.
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               (Exact Name of Registrant as Specified in Charter)

             Washington                           000-22349                         91-0222175
------------------------------------  ---------------------------------  ---------------------------------
    (State or Other Jurisdiction            (Commission File No.)                  (IRS Employer
         of Incorporation)                                                      Identification No.)

  1525 One Union Square, 600 University Street, Seattle, Washington, 98101-3185
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          (Address of Principal Executive Offices, including Zip Code)

                                 (206) 404-7000
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.     Other Events.

     On September 12, 2001, Fisher Communications, Inc. (the "Company") announced that its Board of Directors approved an amendment to the company's bylaws that sets forth specific deadlines and procedures company shareholders must follow regarding matters to be considered at shareholder meetings. The amended bylaws are attached hereto as Exhibit 3.1. The Company also announced a dividend and the resignation of two directors.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits

      3.1   Amended bylaws.

      99.1 Press Release, dated September 12, 2001, regarding announcement of amended bylaws, dividend and resignation of two directors.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FISHER COMMUNICATIONS, INC.

Dated: September 12, 2001                    By  /s/ Sharon J. Johnston
                                                --------------------------
                                             Sharon J. Johnston
                                             Secretary

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                                 EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------
     3.1            Amended bylaws.

    99.1 Press Release, dated September 12, 2001, regarding announcement of amended bylaws, dividend and resignation of two directors.